SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [ ]

Check  the  appropriate  box:

[X]  Preliminary Proxy Statement              [ ]  Confidential,  for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
[ ]  Definitive  Proxy  Statement

[ ]  Definitive  Additional  Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         SPORTAN UNITED INDUSTRIES, INC.
                         -------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

     [X]     No  fee  required.

     [ ]     Fee  computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1)     Title of each class of securities  to  which  transaction  applies:
--------------------------------------------------------------------------------

     (2)     Aggregate  number  of  securities  to  which  transaction  applies:
--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

     (4)     Proposed  maximum  aggregate  value  of  transaction:
--------------------------------------------------------------------------------

     (5)     Total  fee  paid:
--------------------------------------------------------------------------------

     [ ]     Fee  paid  previously  with  preliminary  materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)     Amount  Previously  Paid:
--------------------------------------------------------------------------------

     (2)     Form,  Schedule  or  Registration  Statement  No.:
--------------------------------------------------------------------------------

     (3)     Filing  Party:
--------------------------------------------------------------------------------

     (4)     Date  Filed:
--------------------------------------------------------------------------------

PRELIMINARY  COPIES

                         SPORTAN UNITED INDUSTRIES, INC.
                              3710 OLD HOUSTON ROAD
                             HUNTSVILLE, TEXAS 77340


PHONE  (409)  295-2726                                FACSIMILE  (409)  291-3844


                                 April 17, 2000


Dear  Stockholder:

     You are cordially invited to attend our Special Meeting of Stockholders of Sportan United Industries, Inc. to be held on Wednesday, May 3, 2000, at 3:00 p.m. at Sportan United Industries' principal executive offices at 3710 Old Houston Road, Huntsville, Texas 77340.

     We hope you will attend the meeting in person. Whether you expect to be present and regardless of the number of shares you own, please mark, sign and mail the enclosed proxy in the envelope provided. Matters on which action will be taken at the meeting are explained in detail in the notice and proxy statement following this letter.

                                 Sincerely,



                                 Jason  G.  Otteson
                                 Chief  Executive  Officer

PRELIMINARY  COPIES

                         SPORTAN UNITED INDUSTRIES, INC.
                              3710 OLD HOUSTON ROAD
                             HUNTSVILLE, TEXAS 77340
                                  ____________

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                            TO BE HELD ON MAY 3, 2000


To the Stockholders of Sportan United Industries, Inc.:

     Notice is hereby given that the Special Meeting of Stockholders of Sportan United Industries, Inc., (the "Company") will be held at 3710 Old Houston Road, Huntsville, Texas 77340, at 3:00 p.m. on Wednesday, May 3, 2000 for the following purposes:

     1. Adoption of Amendments to the Company's Articles of Incorporation. The Board seeks approval of the amended and restated articles of incorporation.

     2. To transact such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on March 31, 2000 will be entitled to notice of and to vote at the meeting.

     Stockholders unable to attend the Annual Meeting in person are requested to read the enclosed Proxy Statement and then complete and deposit the proxy together with the power of attorney or other authority, if any, under which it was signed, or a notarized certified copy, with the Company at 3710 Old Houston Road, Huntsville, Texas 77340, at least 48 hours (excluding Saturdays and Sundays) before the time of the Annual Meeting or with the chairman of the Annual Meeting prior to the commencement of the Annual Meeting.

     Unregistered stockholders who received the proxy through an intermediary must deliver the proxy in accordance with the instructions given by such intermediary.

                                       BY  ORDER  OF  THE  BOARD  OF  DIRECTORS



                                       Jason G. Otteson, Chief Executive Officer
                                       April  17,  2000


THE PROXY STATEMENT WHICH ACCOMPANIES THIS NOTICE OF SPECIAL MEETING OF STOCKHOLDERS CONTAINS MATERIAL INFORMATION CONCERNING THE MATTERS TO BE CONSIDERED AT THE MEETING, AND SHOULD BE READ IN CONJUNCTION WITH THIS NOTICE.

PRELIMINARY  COPIES

                         SPORTAN UNITED INDUSTRIES, INC.
                              3710 OLD HOUSTON ROAD
                             HUNTSVILLE, TEXAS 77340

                          (PRINCIPAL EXECUTIVE OFFICE)

                                  ____________

                                 PROXY STATEMENT
                         SPECIAL MEETING OF STOCKHOLDERS

                                   ___________


                                  INTRODUCTION

     This Proxy Statement is being furnished to stockholders in connection with the solicitation of proxies by and on behalf of the Board of Directors of Sportan United Industries, Inc. for use at the Special Meeting of Stockholders ("Meeting") to be held at 3710 Old Houston Road, Huntsville, Texas 77340, at 3:00 p.m. on Wednesday, May 3, 2000, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about April 10, 2000.

     The close of business on March 31, 2000, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. As of the record date, there were 7,035,000 shares of the Company's common stock, par value $.001 per share ("Common Stock"), issued and outstanding. Each share of Common Stock entitles the holder thereof to one vote upon any proposal submitted for a vote at the Meeting. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes will be counted towards a quorum. Abstentions will have the same effect as a vote against a proposal.

     Brokers who hold shares in street name for customers are required to vote those shares in accordance with instructions received from the beneficial owners. Broker non-votes will have no effect on any of the proposals.

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies.

     If  no  direction  is  indicated,  the  shares  will  be  voted:

     1. FOR adoption of the Amendments to the Company's Articles of Incorporation; and
     2. TO transact such other business as may properly come before the meeting.

     The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy by any one of the following methods:

     (a)     execution  and  submission  of  a  revised  proxy,
     (b)     written  notice  to  the  Secretary  of  the  Company,  or
     (c)     voting  in  person  at  the  Meeting.

PRELIMINARY  COPIES

                                   PROPOSAL 1

        ADOPTION OF AMENDMENTS TO THE COMPANY'S ARTICLES OF INCORPORATION

     The Company is requesting stockholders to vote in favor of the following amendments to its Articles of Incorporation:

Amendment 1: The Company is currently authorized to issue 10,000,000 million shares of preferred stock, $.001 par value. The Company wants to amend this provision to permit these shares to be issued solely by a resolution of its board of directors. The amendment will permit the Company's board of directors to establish the rights and preferences of the preferred stock by resolution. The Company believes it is in the best interests of the Company to grant the board of directors this discretion, as it will enable the board of directors to complete certain transactions more quickly.

     The Company's board of directors intends to issue shares of preferred stock in exchange for outstanding shares of its common stock, if this amendment is authorized by the stockholders at the Special Meeting. The board of directors has entered into an agreement subject to approval of this amendment, whereby it will issue 2,144,006 shares of preferred stock to certain shareholders of the Company, including Connie Logan, Jason G. Otteson's aunt, in exchange for 2,144,006 shares of common stock held by such shareholders. The Company would have to pay cash dividends on the preferred stock, valued at $883,655 or $.418 per share, of 6% per annum, payable monthly. At the Company's sole discretion, it may: (a) redeem and cancel the preferred stock for a payment of $883,655 plus $250,000 minus any cash dividends previously paid, or (b) force the holders of the preferred stock to convert their preferred stock to common stock at a rate of one share of common stock for each share of preferred stock converted. The preferred stock will automatically convert into common stock if the Company does not redeem the preferred stock within five years of issuance.

Amendment 2: The Company wants to amend its Articles of Incorporation to allow it to take any action that would normally require a stockholder's meeting without a meeting, without notice, and without a vote, if it already has consents in writing, setting forth the action so taken, that is signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take the action at a meeting at which the holders of all shares entitled to vote on the action were present and voted. The Company believes it is in the best interests of the Company to make this amendment, as it will allow the Company to complete certain votes more rapidly, if required.

     The Board of Directors recommends approval of the above amendments. The adoption of the amendments to the Articles of Incorporation requires a vote of two-thirds of the shares of common stock present in person or represented by proxy at the Meeting.

PRELIMINARY  COPIES

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of March 31, 2000 the number and percentage of outstanding shares of Company Common Stock owned by (i) each person known to the Company to beneficially own more than 5% of its outstanding Common Stock, (ii) each director, (iii) each named executive officer, and (iv) all executive officers and directors as a group.

Name and Address of Beneficial Owner                 Number of Shares of  Percentage of Ownership
                                                        Common Stock
                                                     Beneficially Owned
Jason G. Otteson                                               3,790,994                     52.3%

Connie Logan                                                   2,394,006                     34.2%

All executive officers and directors as a group (1
persons)                                                       3,790,994                     52.3%

     The business address of each Mr. Jason G. Otteson and Ms. Connie Logan is the same as the address of the Company's principal executive office.


                                VOTING PROCEDURES

     The Company has one class of voting shares outstanding, namely Common Stock, of which there were 7,035,000 outstanding at the close of business on March 31, 2000 (the "Record Date"). Each shareholder present or represented at the Meeting will be entitled to one vote per share. Shareholder action requires the affirmative vote by the holders of a majority of the Common Stock voting at the Meeting.


                              COST OF SOLICITATION

     The Company will bear the cost of the solicitation of proxies from its stockholders. In addition to the use of mail, proxies may be solicited by directors, officers, and regular employees of the Company in person or by telephone or other means of communication. The directors, officers, and employees of the Company will not be compensated additionally for the solicitation, but may be reimbursed for out-of-pocket expenses in connection with this solicitation.


                                  OTHER MATTERS

     The Board of Directors and management of the Company know of no other matters to be brought before the Meeting. If a shareholder proposal that was excluded from this Proxy Statement in accordance with Rule 14a-8 of the Exchange Act is properly brought before the Meeting, it is intended that the proxy holders will use their discretionary authority to vote the proxies against such proposal. If any other matters should arise at the Meeting, shares represented by proxies will be voted at the discretion of the proxy holders.

                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

PRELIMINARY  COPIES

     Under Rule 14a-8 of the Exchange Act, proposals that shareholders intend to have included in the Company's proxy statement and form of proxy for the 2001 Annual Meeting of Stockholders must be received by the Company no later than October 3, 2000. However, if the date of the 2001 Annual Meeting of Shareholders changes by more than 30 days from the date of the 2000 Annual Meeting of Shareholders, the deadline is a reasonable time before the Company begins to print and mail its proxy materials, which deadline will be set forth in a quarterly report on Form 10-QSB or will otherwise be communicated to shareholders. Shareholder proposals must also be otherwise eligible for inclusion.

     If a shareholder desires to bring a matter before an annual or special meeting and the proposal is submitted outside the process of Rule 14a-8, the shareholder must follow the procedures set forth in the Company's Bylaws. The Company's Bylaws provide generally that shareholders who wish to nominated directors or to bring business before a shareholders' meeting must notify the Company and provide certain pertinent information not less than 50 days nor more than 90 days prior to the date of the meeting date. If the date of the 2001 Annual Meeting is the same as the date of the 2000 Annual Meeting of Shareholders, shareholders who wish to nominate directors or to bring business before the 2001 Annual Meeting must notify the Company no later than December 17, 2000.


                                       BY  ORDER  OF  THE  BOARD  OF  DIRECTORS




                                       Jason G. Otteson, Chief Executive Officer
                                       April  17,  2000

PRELIMINARY  COPIES

                         SPORTAN UNITED INDUSTRIES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                   May 3, 2000

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SPORTAN UNITED INDUSTRIES, INC. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED BELOW.

     The undersigned stockholder of SPORTAN UNITED INDUSTRIES, INC. (the "Company") hereby appoints Jason G. Otteson, the true and lawful attorneys, agents and proxies of the undersigned with full power of substitution for and in the name of the undersigned, to vote all the shares of Common Stock or Common Stock Equivalents of the Company which the undersigned may be entitled to vote at the Special Meeting of Stockholders of the Company to be held at the Company's principal executive offices at 3170 Old Houston Road, Huntsville, Texas 77340, on Wednesday, May 3, 2000 at 3:00 p.m., and any and all adjournments thereof, with all of the powers which the undersigned would possess if personally present, for the following purposes:


                                                     FOR     AGAINST     ABSTAIN
                                                     ---     -------     -------
1.  To adopt Amendment 1 authorizing the board of    [  ]      [  ]        [  ]
    directors to issue the currently authorized preferred stock.

2.  To adopt Amendment 2 permitting the Company to   [  ]      [  ]        [  ]
    take action without a meeting, without a vote, and without notice, if it already has consents in writing that is signed by the holders of shares having not less than the minimum number of votes that would be necessary to take the action at a meeting.



The proxies are authorized to vote as they determine in their discretion upon such other matters as may properly come before the meeting.

THIS PROXY WILL BE VOTED FOR THE CHOICE SPECIFIED. IF NO CHOICE IS SPECIFIED FOR EACH ITEM, THIS PROXY WILL BE VOTED FOR THAT ITEM.

The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement.

PLEASE  MARK,  SIGN  AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

DATED:
      -----------------------------           ----------------------------------
                                              [Signature]

                                              ----------------------------------
                                              [Signature if jointly held]

                                              ----------------------------------
                                              [Printed  Name]

     Please sign exactly as name appears on stock certificate(s).   Joint owners
should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign.

PRELIMINARY  COPIES

                                   APPENDIX A

               ARTICLES OF AMENDMENT TO ARTICLES OF INCORPORATION
                       OF SPORTAN UNITED INDUSTRIES, INC.

     Pursuant  to  the  provisions  of  Article  4.04  of  the  Texas  Business
Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

                                    ARTICLE I

     The  name  of  the  corporation  is  Sportan  United  Industries,  Inc.

                                   ARTICLE II

     The following amendment to the Articles of Incorporation was adopted by the shareholders of the corporation on May 3, 2000:

     The amendment alters in full Article IV of the amended Articles of Incorporation to read as follows:

                                  ARTICLE FOUR

     The aggregate number of shares which the corporation shall have authority to issued is sixty million (60,000,000), consisting of fifty million (50,000,000) shares of common stock having $0.001 par value ("Common Stock"), and ten million (10,000,000) shares of preferred stock having no par value("Preferred Stock").

     Shares of Preferred Stock of the Corporation may be issued from time to time in one or more classes or series, each of which class or series shall have such distinctive designation or title as shall be determined by the Board of Directors of the Corporation ("Board of Directors") prior to the issuance of any shares thereof. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it, all in accordance with the laws of the State of Texas.

     The amendment adds Article Eleven to the original Articles of Incorporation to read as follows:

                                  ARTICLE ELEVEN

     Any action required by the Texas Business Corporation Act, as amended, to be taken at any annual or special meeting of shareholders of the Corporation, or any action which may be taken at any annual or special meeting of shareholders of the Corporation, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted.

                                   ARTICLE III

     The number of shares of the corporation outstanding at the time of the adoption was 7,035,000 of common stock; and the number of shares entitled to vote on the amendment was 7,035,000 of common stock.

                                   ARTICLE IV

     The number of shares that voted for the amendment was _________ of common stock; and the number of the shares that voted against the amendment was ___________ of common stock.

     Dated:  May  4,  2000.
                                             SPORTAN  UNITED  INDUSTRIES,  INC.
                                             By:
                                                --------------------------------
                                             Name:   Jason  G.  Otteson
                                             Title:  President